UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 22, 2014

SunTrust Banks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

303 Peachtree Street, N.E., Atlanta, Georgia		30308
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(404) 558-7711

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Amendment to the SunTrust Banks, Inc. 2009 Stock Plan.
On April 22, 2014, shareholders approved an amendment to the SunTrust Banks, Inc. 2009 Stock Plan. The amendment eliminates a sublimit on the grant of full-value shares, such as restricted stock and restricted stock units. While the number of shares available for grant under the plan remains unchanged, the effect of the amendment is to make available for grant 8,302,397 shares as full value shares which previously were only available to be granted as stock options and stock appreciation rights. The foregoing description of the SunTrust Banks, Inc. 2009 Stock Plan is qualified in its entirety by reference to the full text of the plan which is filed as Exhibit 10.1 to this report and incorporated by reference into this Item 1.01.

Adoption of Executive Severance Plan and Termination of Change in Control Agreements.
On April 22, 2014, the Company adopted the Executive Severance Plan. The purpose of the Executive Severance Plan is to (1) provide a competitive level of severance benefits to certain officers upon a qualifying termination, described below (generally a reduction in force), (2) improve internal pay equity across the organization by aligning severance benefits with seniority and executive responsibility, and (3) eventually replace individual change in control agreements, including eliminating tax gross up benefits (“CIC agreements”).
Under the Executive Severance Plan, executives will receive severance upon their involuntary termination of employment in connection with either (1) a reduction in force; job elimination; consolidation, merger or divestiture; or changes to the Executive’s existing position where it is no longer an “Equivalent Position” (as defined in the Plan), or (2) a change in control, where the Executive employment is terminated without Cause (as defined therein), or (3) the Executive resigns for Good Reason (as defined therein) during the 2-year period following the change in control. Upon a termination of employment in connection with a reduction in force, job elimination; consolidation, merger or divestiture; or changes to the Executive’s existing position where it is no longer an “Equivalent Position” (as defined in the Plan), named executive officers other than the CEO will receive an amount equal to 1.5 times their base salary, and the CEO will receive an amount equal to 2 times his base salary. Except as provided below, upon a termination of employment in connection with a change in control, named executive officers including the CEO will receive an amount equal to 2 times their base salary and target bonus and a pro-rated portion of the annual bonus earned in the year of termination.
During a transition period until the terminations of the CIC agreements are effective, executives who have a CIC agreement will continue to receive the benefit under the CIC agreement instead of the benefit under the Executive Severance Plan, if greater. We have provided notice of termination of the existing CIC agreements to each named executive officer, but under the terms of the CIC agreements termination generally is not effective until the third anniversary of the agreement date. Until the termination of the CIC agreements becomes effective, the NEOs will continue to receive benefits under their CIC agreements. Each named executive officer’s CIC agreement will terminate on the following dates: William H. Rogers, Jr. - August 5, 2016; Aleem Gillani - May 11, 2016; Mark Chancy - August 5, 2016; Thomas E. Freeman - August 8, 2016; and Anil Cheriyan - April 12, 2016.
The foregoing description of the Executive Severance Plan and the CIC agreements is qualified in its entirety by reference to the full text of the Executive Severance Plan and the CIC agreements, which are filed as Exhibit 10.2 to this report, Exhibit 10.13 to the Registrant's Annual Report on Form 10-K filed February 23, 2010, Exhibit 10.12 to the Registrant's Annual Report on Form 10-K filed February 23, 2010, and Exhibit 10.16 to the Registrant's Annual Report on Form 10-K filed February 24, 2012, respectively, each of which is and incorporated by reference into this Item 1.01.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective April 22, 2014, Alston D. Correll and Jeffrey C. Crowe retired from the board of directors of SunTrust Banks, Inc. (the “Company”).

Item 5.07 Submission of Matters to a Vote of Security Holders.
The annual meeting of the shareholders of SunTrust Banks, Inc. was held on April 22, 2014. Represented at the meeting were 85.4% shares eligible to vote (457,841,072 shares of 535,900,468 shares eligible to vote). At the meeting, the shareholders of SunTrust took the following actions, and cast the following votes:

1. Shareholders elected the following persons as directors of SunTrust:

	For	Against	Abstain	Non-votes
Robert M. Beall, II	409,948,704	3,308,111	809,166	43,775,090
David H. Hughes	408,276,748	5,031,216	758,017	43,775,090
M. Douglas Ivester	406,360,807	4,987,647	2,717,528	43,775,090
Kyle Prechtl Legg	410,171,200	3,118,399	776,383	43,775,090
William A. Linnenbringer	409,899,657	3,373,417	792,908	43,775,090
Donna S. Morea	410,339,260	2,982,005	744,717	43,775,090
David M. Ratcliffe	410,324,965	2,966,778	774,239	43,775,090
William H. Rogers, Jr.	401,298,813	8,353,614	4,413,555	43,775,090
Frank P. Scruggs, Jr.	410,198,189	3,083,725	784,068	43,775,090
Thomas R. Watjen	409,872,290	3,399,458	794,233	43,775,090
Dr. Phail Wynn, Jr.	406,393,565	5,427,409	2,245,008	43,775,090

2. Shareholders approved (93.2% of the votes cast) the non-binding advisory vote ("say-on-pay") resolution regarding the compensation of the Company's executives as described in the Summary Compensation Table as well as in the Compensation Discussion and Analysis and the other executive compensation tables and related discussion.

	For	Against	Abstain	Non-votes
Say-on-Pay	384,286,187	28,048,582	1,731,213	43,775,090

3. Shareholders approved (95.3%) of the votes cast) the amendment to the SunTrust Banks, Inc. 2009 Stock Plan.

	For	Against	Abstain	Non-votes
Amendment to Stock Plan	393,155,968	19,203,519	1,706,495	43,775,090

4. Shareholders approved (97.3% of the votes cast) the material terms of the SunTrust Banks, Inc. 2009 Stock Plan.

	For	Against	Abstain	Non-votes
Material Terms of Stock Plan	400,840,350	11,062,281	2,163,350	43,775,090

5. Shareholders approved (97.7%) of the votes cast) the material terms of the SunTrust Banks, Inc. Annual Incentive Plan.

	For	Against	Abstain	Non-votes
Material Terms of Annual Incentive Plan	403,081,179	9,298,366	1,686,437	43,775,090

6. Shareholders ratified (99.3% of the votes cast) the appointment of Ernst & Young LLP as independent auditors of SunTrust for 2014.

	For	Against	Abstain	Non-votes
Ratification of Auditor	451,880,047	3,195,443	2,756,678	—

Item 8.01 Other Events.
SunTrust's Board of Directors approved new committee assignments. Effective immediately, the Board's committees will be comprised of the following directors:

Audit	Compensation	Executive	Governance &Nominating	Risk
Thomas R. Watjen, Chair	Kyle Prechtl Legg, Chair	Mr. Rogers, Chair	Phail Wynn, Jr., Chair	David M. Ratcliffe, Chair
Robert M. Beall, II	Robert M. Beall, II	M. Douglas Ivester	David H. Hughes	David H. Hughes
Kyle Prechtl Legg	Donna S. Morea	Kyle Prechtl Legg	M. Douglas Ivester	M. Douglas Ivester
William A. Linnenbringer	David M. Ratcliffe	David M. Ratcliffe	William A. Linnenbringer	Donna S. Morea
Phail Wynn, Jr.	Frank P. Scruggs, Jr.	Thomas R. Watjen	Thomas R. Watjen	Frank P. Scruggs, Jr.
Phail Wynn, Jr.

Item 9.01 Exhibits.
10.1 SunTrust Banks, Inc. 2009 Stock Plan, as amended and restated on April 22, 2014, incorporated by reference to Appendix A to the Registrant's definitive proxy statement filed March 10, 2014.
10.2 Executive Severance Plan effective April 22, 2014 (filed herewith).
10.3 Revised Form of Restricted Stock Unit Agreement, 2014 Return on Tangible Common Equity.
10.4 Revised Form of Time-Vested Restricted Stock Unit Agreement, 2014 Type I.
10.5 Revised Form of Time-Vested Restricted Stock Unit Agreement, 2014 Type II.
10.6 SunTrust Banks, Inc. Annual Incentive Plan, incorporated by reference to Appendix B to the Registrant's definitive proxy statement filed March 10, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)

Date: April 22, 2014.	By: /s/ David A. Wisniewski
David A. Wisniewski,
Senior Vice President, Deputy General
Counsel and Assistant Secretary